UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	001-36480	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way, Hayward, California	94545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ARDMQ	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 8, 2020, Aradigm Corporation (the “Company”) filed with the Bankruptcy Court its Combined Chapter 11 Plan and Disclosure Statement (the “Combined Plan”). As described in the Form 8K filed by the Company on April 3, 2020, the Company sold its assets and intellectual property that pertain to Lipoquin, Free Ciprofloxacin, Apulmiq and any derivatives thereof for cash, the right to receive milestone payments on the occurrence of certain events and the right to receive royalty payments based on future sales of the product. The Combined Plan provides that on the Effective Date of the Combined Plan these assets, as well as the Company’s other assets, will be contributed to a liquidating trust for the benefit of the Company’s creditors and shareholders. The Company’s stock will be cancelled and creditors and shareholders will receive a pro rata interest in the liquidating trust. The liquidating trust will satisfy the claims of the Company’s priority creditors and will collect any milestone payments and royalty payments that are earned and distribute the proceeds to the Company’s creditors. After creditors are paid in full with interest, the liquidating trust will distribute any remaining proceeds that are received to the Company’s shareholders.

The Combined Plan is subject to the vote of creditors and shareholders and is further subject to the approval of the Bankruptcy Court. The Bankruptcy Court has scheduled a hearing for April 22, 2020 to consider whether to grant tentative approval of the Combined Plan as providing adequate information as provided in 11 U.S.C. § 1125.

The Combined Plan is on file with the Bankruptcy Court. This description of the Combined Plan is qualified in its entirety by the terms of the Combined Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: April 13, 2020	By:	/s/ John M. Siebert
Name: John M. Siebert
Title: Acting Principal Executive Officer